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                                                               Exhibit 24(A)


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 17, 1996 included in Riggs National Corporation's Form 10-K for the year ended December 31, 1995, and to all references to our Firm included in this registration statement.



/s/ ARTHUR ANDERSEN LLP

Washington, D.C.
October 22, 1996